Exhibit 21

                         Subsidiaries of the Registrant

    The following is a list of subsidiaries of the Company as of the date hereof, omitting certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                                         Percentage of Voting
                                          Where          Securities Owned by
              Name                     Incorporated        Immediate Parent
              ----                     ------------      --------------------
(a) Subsidiaries of Pfizer Inc.:
       Radiologic Sciences, Inc.        California                100
       Shiley Incorporated              California                100
       Valleylab Inc.                   Colorado                  100
       Redmond Holdings Inc.            Delaware                  100
       Howmedica Inc.                   Delaware                  100
       Pfizer Diagnostic Products       Delaware                  100
         International Ltd.
       Pfizer Pharmaceuticals, Inc.     Delaware                  100
       Site Realty, Inc.                Delaware                  100
       Pfizer Pigments Inc.             Delaware                  100
       Pfizer Genetics Inc.             Delaware                  100
       Health Care Ventures, Inc.       Delaware                  100
       Pfizer Medical Systems, Inc.     Delaware                  100
       Pfizer Enterprises Inc.          Delaware                  100
       Strato Medical Corporation       Delaware                  100
       Infusaid, Inc.                   Massachusetts             100
       American Medical Systems, Inc.   Minnesota                 100
       Schneider (USA) Inc.             Minnesota                 100
       Adforce Inc.                     New York                  100
       Quigley Company Inc.             New York                  100
       Pfizer International Inc.        New York                  100
       Howmedica G.m.b.H.               Austria                   100
       Cadsand Medica N.V.              Belgium                   100
       Laboratorios Pfizer Ltd.         Brazil                    100
       176864 Canada Inc.               Canada                    100
       Orsim, S.A.                      France                    100
       Pfizer Diagnostic
        Products S.A.R.L.               France                    100
       Van Cadsand Beheer B.V.          Netherlands               100
       Pfizer Trading Corp.             Taiwan                    100

(b) Subsidiaries of Pfizer International Inc.
    (a subsidiary of Pfizer Inc.):

       Pfizer Overseas Inc.             Delaware                  100
       Pfizer Products Corporation      Delaware                  100
       Pfizer Corporation Austria       Austria                   100
         G.m.b.H.
       Pfizer S.A.                      Belgium                   100
       Pfizer European Service
         Center N.V.                    Belgium                    97.5(1)
       The Kodiak Company Ltd.          Bermuda                   100
       Pfizer Holding Ltd.              Canada                    100
       Roerig S.A.                      Chile                     100
       Pfizer A/S                       Denmark                   100
       Pfizer Oy                        Finland                   100

- --------------
(1) 2.5% owned by Pfizer Research and Development Company N.V.

                                                               December 31, 1993

                                                         Percentage of Voting
                                          Where          Securities Owned by
              Name                     Incorporated        Immediate Parent
              ----                     ------------      --------------------

(b) Subsidiaries of Pfizer International Inc.
    (a subsidiary of Pfizer Inc.):--(Continued)

       Pfizer Biogal L.L.C.             Hungary                    71.35
       Pfizer Sales Company Limited     Ireland                   100
       Pfizer Chemical Corp. Ltd.       Isle of Man               100
       Compania Distribuidora Del
         Centro, S.A. de C.V.           Mexico                    100
       Pfizer S.A. de C.V.              Mexico                    100
       Laboratoires Pfizer S.A.         Morocco                    98
       Pfizer Specialties Limited       Nigeria                   100
       Pfizer Pharmaceuticals           Panama                    100
         Production Corporation
       Pfizer S.G.P.S. Limitada         Portugal                  100
       Bioquimica Industrial Espanola,  Spain                     100
         S.A.--BINESA
       Pfizer S.A.                      Spain                     100
       Pfizer A.G.                      Switzerland               100
       Pfizer Group Limited             United Kingdom            100

(c) Subsidiaries of Pfizer Pharmaceuticals
    Production Corporation (a subsidiary
    of Pfizer International Inc.):
       Pfizer Research and              Belgium                   100(4)
         Development Company N.V.
       Kirchimie Ltee.                  Canada                    100
       Pfizer C. & G. Inc.              Canada                     86.8(1)
       Pfizer Pension Trustees          Ireland                   100
         (Ireland) Limited
       Pfizer International Bank Europe Ireland                    82(2)
       Pfizer Service Company Ireland   Ireland                   100
       Roerig Farmaceutici
         Italiana S.r.l.                Italy                     100
       Pfizer (N.Z.) Ltd.               New Zealand               100
       Pfizer Corporation               Panama                    100
       Howmedica Faimon, S.A.           Spain                     100

(d) Subsidiaries of Pfizer Corporation
    (a subsidiary of Pfizer Pharmaceuticals
    Production Corporation):

       Pfizer Limitada                  Angola                    100
       Pficonprod Pty. Limited          Australia                 100(3)
       Pfizer Agricare Pty. Ltd.        Australia                 100
       Pfizer Pty. Ltd.                 Australia                 100
       Pfizer S.A.                      Colombia                  100
       Pfizer S.A.                      Costa Rica                100
       Pfizer C.A.                      Ecuador                   100
       Pfizer Egypt S.A.E.              Egypt                      85
       Pfizer Limited                   Ghana                      50
       Pfizer Hellas, A.E.              Greece                    100
       Pfizer Limited                   India                      40

- --------------
(1) 13.2% owned by Kirchimie Ltee.
(2) 18% owned by Pfizer Research and Development Co.
(3) Includes 24.7% of the voting securities owned by subsidiaries of Howmedica Inc., a subsidiary of Pfizer Inc.
(4) Includes 5% owned by Pfizer International Inc.

                                                         Percentage of Voting
                                          Where          Securities Owned by
              Name                     Incorporated        Immediate Parent
              ----                     ------------      --------------------

(d) Subsidiaries of Pfizer Corporation
    (a subsidiary of Pfizer Pharmaceuticals
    Production Corporation): --(Continued)

       PT Pfizer Indonesia              Indonesia                  80(1)
       Pfizer Kabushiki Kaisha          Japan                     100
       Pfizer Laboratories Limited      Kenya                     100
       Pfizer (Malaysia) Sendirian
         Berhad                         Malaysia                  100
       Pfizer Limitada                  Mozambique                100
       Pfizer (Namibia) (Proprietary)
         Limited                        Namibia                   100
       Pfizer Laboratories Limited      New Zealand               100
       Livestock Feeds PLC              Nigeria                    60
       Pfizer Products PLC              Nigeria                    60
       Pfizer A/S                       Norway                    100
       Pfizer Laboratories Limited      Pakistan                   76.3
       Pfizer International Corporation
         S.A.                           Panama                    100
       Harmag Inc.                      Panama                    100
       Corporation Farmaceutica S.A.--
         COFASA                         Peru                      100
       Pfizer Inc.                      Philippines               100
       Pfizer Private Limited           Singapore                 100
       Pfizer Laboratories              South Africa              100
         (Proprietary) Limited
       Pfizer (Proprietary) Limited     South Africa              100
       Pfizer Korea Limited             South Korea                50
       Pfizer Limited                   South Korea               100
       Pfizer A.B.                      Sweden                    100
       Roerig A.B.                      Sweden                    100
       Pfizer Limited                   Taiwan                    100
       Pfizer Limited                   Tanzania                  100
       Pfizer Limited                   Thailand                  100
       Pfizer Ilaclari A.S.             Turkey                    100
       Pfizer Limited                   Uganda                    100
       Laboratorios Pfizer de
         Venezuela, S.A.                Venezuela                 100
       Pfizer Limited                   Zambia                    100

(e) Miscellaneous Subsidiaries:

       Shiley International, Inc.       California   Shiley Incorporated 100%
       Schneider (USA) Pittsburgh, Inc. Delaware     Schneider (USA) Inc. 100%
       Angiomedics Inc.                 Minnesota    Schneider (USA) Inc. 100%
       Pfizer S.A.C.I.                  Argentina    Pfizer International
                                                       Corporation S.A. 100%
       Valleylab Australia Pty. Ltd.    Australia    Valleylab Inc. 100%
       Pfizer Med-Inform Beratungs      Austria      Pfizer Corporation Austria
         G.m.b.H.                                      G.m.b.H. 100%
       Pfizer Hospital Products         Belgium      Pfizer Hospital Products
         (Belgium) N.V.                                (Netherlands) B.V. 100%
       Roerig S.A.                      Belgium      Pfizer S.A. Belgium 100%
       Societe Industrielle et
         Technique, S.A. ("INTEC")      Belgium      Pfizer Products Corporation
                                                       100%
       Rogar/STB Inc.                   Canada       Pfizer Canada Inc. 100%

- --------------
(1) Includes 11.77% of the voting securities owned by Heinrich Mack Nachf.

                                                         Percentage of Voting
                                          Where          Securities Owned by
              Name                     Incorporated        Immediate Parent
              ----                     ------------      --------------------

(e) Miscellaneous Subsidiaries: --(Continued)

       Pfizer Canada Inc.               Canada       Pfizer Holding Ltd. 100%
       Pfizer s.r.o.                    Czech        Pfizer Products Corporation
                                         Republic      100%
       Laboratoire Beral, S.A.          France       Pfizer S.A. 100%
       C.A.L. Pfizer S.A.               France       Pfizer S.A. 100%
       Howmedica France S.A.            France       Pfizer S.A. 100%
       S.A. Benoist Girard & Cie        France       Pfizer S.A. 100%
       Pfizer S.A.                      France       Pfizer Research and
                                                       Development Company N.V.
                                                       100%
       Forster & Hug KG(1)              Germany      Pfizer G.m.b.H. 100%
       Heinrich Mack Nachf. (1)         Germany      Pfizer G.m.b.H. 100%
       Pfizer Holding Und               Germany      Pfizer Research and
         Verwaltungs G.m.b.H.                          Development Company
                                                       N.V. 95%;
                                                       Pfizer International Inc.
                                                       5%
       Pfizer G.m.b.H.                  Germany      Pfizer Holding Und
                                                       Verwaltungs G.m.b.H. 100%
       Taylor Kosmetik G.m.b.H.         Germany      Pfizer Holding Und
                                                       Verwaltungs G.m.b.H. 100%
       Hilekes G.m.b.H.                 Germany      Howmedica G.m.b.H. 100%
       Pfizer LLC                       Hungary      Pfizer Products Corporation
                                                       100%
       Dumex limited                    India        Pfizer Limited (India) 100%
       Duchem Laboratories Limited      India        Pfizer Limited (India) 100%
       Pfizer Italiana, S.p.A.          Italy        Pfizer Research and
                                                       Development Company N.V.
                                                       100%
       SudFarma S.r.l.                  Italy        Roerig Farmaceutici
                                                       Italiana S.r.l. 90%;
                                                       Pfizer Italiana S.p.A.
                                                       10%
       Pfizer Pharmaceuticals Inc.      Japan        Pfizer Research and
                                                       Development Company N.V.
                                                       100%
       Schneider Japan K.K.             Japan        Pfizer Pharmaceuticals Inc.
                                                       (Japan) 100%
       Pfizer Oral Care Inc.            Japan        Pfizer Pharmaceuticals Inc.
                                                       (Japan) 100%

       Pfizer Shoji Co., Ltd.           Japan        Pfizer Pharmaceuticals Inc.
                                                       (Japan) 100%
       Pfizer S.A.                      Morocco      Pfizer S.A. 56%;
                                                       Laboratoire Beral, S.A.
                                                       44%
       Pfizer B.V.                      Netherlands  Pfizer Research and
                                                       Development Company N.V.
                                                       100%
       Pfizer Hospital Products         Netherlands  Shiley International, Inc.
          (Netherlands) B.V.                           100%
       Roerig B.V.                      Netherlands  Pfizer B.V. 100%
       Cadsand Medica N.V.              Netherlands  Van Cadsand Beheer B.V.
                                                       100%
       Pfizer Pharmaceuticals Ltd.      People's     Pfizer Enterprises Inc.
                                         Republic of   67.1%
                                         China
       Laboratorios Pfizer S.A.         Portugal     Pfizer S.G.P.S. Limitada
                                                       100%
       Shiley Scandinavia A.B.          Sweden       Shiley International, Inc.
                                                       100%
       Schneider (Europe) A.G.          Switzerland  Pfizer Research and
                                                       Development Company N.V.
                                                       100%
       AMS Medinvent S.A.               Switzerland  Nilo Holdings, S.A. 100%
       Nilo Holdings, S.A.              Switzerland  Schneider (Europe) A.G.
                                                       100%
       Feldene Limited                  United       Pfizer Limited 100%
                                          Kingdom
       T.C.P. Limited                   United       Unicliffe Limited 100%
                                          Kingdom
       Coty Limited                     United       Pfizer Limited 100%
                                          Kingdom
       Pfizer Limited                   United       Pfizer Group Limited 100%
                                          Kingdom
       Invicta Pharmaceuticals Ltd.     United       Pfizer Limited 100%
                                          Kingdom


- --------------
(1) Partnership

                                                         Percentage of Voting
                                          Where          Securities Owned by
              Name                     Incorporated        Immediate Parent
              ----                     ------------      --------------------

       Unicliffe Limited                United       Pfizer Limited 100%
                                          Kingdom
       Pfizer Pension Trustees Ltd.     United       Pfizer Limited 100%
                                          Kingdom
       Richborough Pharmaceuticals Ltd. United       Pfizer Limited 100%
       Charwell Pharmaceuticals Limited United       Unicliffe Limited 100%
                                          Kingdom
       The Stoppers Limited             United        Charwell Pharmaceuticals
                                          Kingdom       Limited 100%
       Biomedical Sensors Ltd.          United        Biomedical Sensors
                                          Kingdom       (Holdings) Ltd. 100%
       Biomedical Sensors               United        Howmedica International
         (Holdings) Ltd.                  Kingdom       Limited 100%
       Measurim Ltd.                    United        Howmedica International
                                          Kingdom       Limited 100%
       Howmedica International Limited  United        Pfizer Group Limited 100%
                                          Kingdom
       Shiley Ltd.                      United        Howmedica International
                                          Kingdom       Limited 100%
       Pfizer Hospital Products, Ltd.   United        Howmedica International
                                          Kingdom       Limited 100%
       Pfizer Hospital Products Group   United        Pfizer Hospital Products
         Pension Trustees Ltd.            Kingdom       Ltd. (U.K.) 100%
       Pfizer Bioquimicos S.A.          Venezuela    Laboratorios Pfizer de
                                                        Venezuela, S.A. 100%
       Pfizer S.A.                      Venezuela    Laboratorios Pfizer de
                                                        Venezuela, S.A. 100%

(f) Subsidiaries of Howmedica Inc.
    (a subsidiary of Pfizer Inc.):

       Howmedica Investments Pty. Ltd.  Australia    100
       S.D. Investments Pty. Ltd.       Australia    100
       Pfizer Hospital Products Ltd.    Canada       100
       Howmedica Management and         Delaware     100
         Technical Services, Ltd.
       Howmedica G.m.b.H.               Germany      100(1)
       Howmedica International, Inc.    Panama       100
       Howmedica Iberica S.A.           Spain        100
       Jaquet Orthopedie S.A.           Switzerland  100


- --------------
(1) Includes 32.4% of the voting securities owned by Howmedica International, Inc. and 2.7% of the voting securities owned by Shiley International, Inc.